Electronically Filed
6/26/2020 5:06 PM
Steven D. Grierson
CLERK OF THE COURT

NOE
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
EMERGENT LLC

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **NUGENE INTERNATIONAL, INC., a Nevada Corporation.**	Case No. A-20-814816-P Dept. No. XXXII

NOTICE OF ENTRY OF ORDER

NOTICE IS HEREBY provided that on the 26th day of June, 2020, an Order, a true and correct copy of which is attached hereto, was entered in the above referenced matter.

Dated this 26th day of June, 2020.

CORY READE DOWS & SHAFER

By: /s/ Jay A. Shafer
Jay A. Shafer, Esq.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Attorneys for Petitioner
EMERGENT LLC

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

CERTIFICATE OF SERVICE

I hereby certify that on 26th day of June, 2020, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

NUGENE INTERNATIONAL, INC.
701 S. Carson Street, Suite 200
Carson City, NV 89701-5239

M ALI KHARAZMI
17912 Cowan St, Suite B
Irvine CA 92614

M SAEED KHARAZMI
17912 Cowan St, Suite B
Irvine CA 92614

An Employee of CORY READE DOWS & SHAFER

Electronically Filed
6/26/2020 4:12 PM
Steven D. Grierson
CLERK OF THE COURT

ORD

Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
EMERGENT LLC

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

NUGENE INTERNATIONAL, INC., a Nevada Corporation.

Case No. A-20-814816-P
Dept. No. XXXII

ORDER GRANTING APPLICATION FOR APPOINTMENT OF EMERGENT LLC AS CUSTODIAN OF NUGENE INTERNATIONAL, INC.

Petitioner EMERGENT LLC's Motion and Application for Appointment as Custodian of NUGENE INTERNATIONAL, INC., having been heard by the Court on June 25, 2020, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. NUGENE INTERNATIONAL, INC., has failed file required reports with the Nevada Secretary of State in violation of N.R.S 78.710.
2. NUGENE INTERNATIONAL, INC., has failed to hold an annual meeting of stockholders in violation of N.R.S. 78.710
3. Petitioner, EMERGENT LLC, a limited liability company, is a shareholder of NUGENE INTERNATIONAL, INC.

4. Petitioner has given reasonable and required notice as required by the NRS 78.710 et seq.

5. Beginning on January 27, 2020, Petitioner served demand upon NUGENE INTERNATIONAL, INC., at its last known registered business address and all active members and officers last known address demanding the company comply with N.R.S. 78.710, N.R.S. 78.150 and N.R.S 78.710. Petitioner employed all reasonable efforts to contact NUGENE INTERNATIONAL, INC.

6. Despite Petitioner's demand, no response was received from NUGENE INTERNATIONAL, INC.

7. Petitioner has demonstrable experience in managing the affairs of Nevada corporations.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. Pursuant to NRS 78.347, EMERGENT LLC is hereby appointed custodian of NUGENE INTERNATIONAL, INC. for the purpose of reinstating its status with the State of Nevada and appointing interim officers and directors to begin a positive direction for NUGENE INTERNATIONAL, INC.

2. EMERGENT LLC is authorized to take any actions on behalf of NUGENE INTERNATIONAL, INC., pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of NUGENE INTERNATIONAL, INC.

3. Pursuant to NRS 78.347(3)(a) EMERGENT LLC shall comply with NRS 78.180 to reinstate NUGENE INTERNATIONAL, INC.

4. Pursuant to NRS 78.347, EMERGENT LLC shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for NUGENE INTERNATIONAL, INC.

5. EMERGENT LLC shall provide notice to all stockholders of record of a meeting of stockholders of NUGENE INTERNATIONAL, INC., that will be held after this Order is entered.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

6. EMERGENT LLC, as custodian of NUGENE INTERNATIONAL, INC., shall submit a report to this Court of the actions taken at said stockholders meeting.
7. EMERGENT LLC, shall provide a status report to this Court of the actions taken and the status of the custodianship every one hundred twenty (120) days.
8. EMERGENT LLC shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of NUGENE INTERNATIONAL, INC., which the Secretary of State containing the following disclosures and statements:
   a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning EMERGENT LLC, or its affiliates or subsidiaries;
   b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of NUGENE INTERNATIONAL, INC., to request that the corporation comply with corporate formalities and to continue its business;
   c. A statement that EMERGENT LLC, is, in fact, is pursuing its business and attempted to further the interest of its stockholders;
   d. A statement indicating that EMERGENT LLC will reinstate and maintain the corporate charter of NUGENE INTERNATIONAL, INC., and

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CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

Dated this 26th day of June, 2020.

DISTRICT COURT JUDGE ROB BARE

Submitted by:

CORY READE DOWS & SHAFER

By:______________________

JAY A. SHAFER
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421